Investment in Affiliate	6 Months Ended
Jun. 30, 2013
Investment in Affiliate [Abstract]
Investment in Affiliate

7. Investment in Affiliate

The following table is a reconciliation of the Company’s investment in affiliate as presented on the accompanying unaudited interim condensed consolidated balance sheet:

Balance, December 31, 2012	$19,987,743
Equity in net income of affiliate	978,702
Equity in other comprehensive income of affiliate	106,709
Dividends received	(1,168,750)
Loss on investment in affiliate	(390,821)
Balance, June 30, 2013	$19,513,583

The loss on investment in affiliate of $390,821 for the six months ended June 30, 2013, relates to the dilution effect from the Company’s non-participation in the public offering of 4,000,000 common shares of Box Ships, which was completed on March 18, 2013.

As of December 31, 2012 and June 30, 2013, the Company held 3,437,500 shares or 16.4% and 13.8% of Box Ships’ common stock, respectively. Following such decrease, the Company has reassessed the accounting for the investment in Box Ships and concluded that the application of the equity method is still appropriate.

Based on the closing price of Box Ships’ common share as of June 30, 2013, of $3.80, the fair value of the investment in Box Ships, which is considered to be determined through Level 1 inputs of the fair value hierarchy, was $13,062,500. As of June 30, 2013, the Company did not consider the difference between the fair value and the book value of the investment in Box Ships as other than temporary and therefore the investment was not impaired.